Summary of significant accounting policies	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Summary of significant accounting policies
2.	Summary of significant accounting policies

(a)	Basis of presentation and use of estimates

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Significant accounting policies followed by the Group in the preparation of the accompanying consolidated financial statements are summarized below.

The Restructuring was accounted for at historical costs. The assets and liabilities of Shenzhen Xunlei are consolidated in the Company’s financial statements at carryover basis.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the accompanying consolidated financial statements and related disclosures. Actual results could differ materially from these estimates. Significant accounting estimates reflected in the Group’s consolidated financial statements mainly include the useful lives of property and equipment, allowance for doubtful accounts, valuation allowance of deferred tax assets, sales rebate to advertising agencies, amortization period of online game revenue, amortization of content copyrights, fair value of content copyrights exchange, impairment assessment of goodwill and impairment assessment of long-lived assets. In addition, the Group uses assumptions in a valuation model to estimate the fair value of share options granted, warrants issued and underlying common shares.

Management bases the estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could differ from these estimates.

(b)	Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, VIE for which the Company is the primary beneficiary and its subsidiaries. All significant transactions and balances among the Company, its subsidiaries, VIE and its subsidiaries have been eliminated upon consolidation.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one-half of the voting power, or has the power to appoint or remove the majority of the members of the board of directors to cast majority of votes at meetings of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

An entity is considered to be a VIE if the entity’s equity holders do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

The Group consolidates entities for which the Company is the primary beneficiary if the entity’s equity holders do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

In determining whether the Company or its subsidiary is the primary beneficiary of a VIE, the Company considered whether it has the power to direct activities that are significant to the VIE’s economic performance, including the power to appoint senior management, right to direct company strategy, power to approve capital expenditure budgets, and power to establish and manage ordinary business operation procedures and internal regulations and systems.

Management has evaluated the contractual arrangements among Giganology Shenzhen, Shenzhen Xunlei and its shareholders and concluded that Giganology Shenzhen receives all of the economic benefits and absorbs all of the expected losses from Shenzhen Xunlei and has the power to direct the aforementioned activities that are significant to Shenzhen Xunlei’s economic performance, and is the primary beneficiary of Shenzhen Xunlei. Therefore, Shenzhen Xunlei and its subsidiaries’ results of operation, assets and liabilities have been included in the Group’s consolidated financial statements. Management monitors the regulatory risk associated with these contractual arrangements. See Note 26 for further discussion.

Non-controlling interests represent the portion of the net assets of a subsidiary attributable to interests that are not owned by the Company. The non-controlling interests are presented in the consolidated balance sheets, separately from equity attributable to the shareholders of the Company. Non-controlling interests in the results of the Group is presented on the face of the consolidated statements of comprehensive income as an allocation of the total income or loss for the year/period between non-controlling shareholders and the shareholders of the Company.

(c)	Business combinations

The Group accounts for acquisitions of entities that include inputs and processes and have the ability to generate economic benefit as business combinations. The Group allocates the purchase price of the acquisition to the tangible assets and identifiable intangible assets acquired based on their estimated fair values. The excess of the purchase price over those fair values is recorded as goodwill. Acquisition-related costs are expensed as incurred.

(d)	Foreign currency translation

The Company’s reporting and functional currency is the United States Dollar (“USD”). Xunlei BVI and Xunlei HK’s functional currency is the USD. The functional currency of other subsidiaries, VIE and its subsidiaries located in the PRC is the Renminbi (“RMB”), which is their respective local currency. Transactions denominated in foreign currencies are remeasured into the functional currency at the exchange rates prevailing on the transaction dates. Financial assets and liabilities denominated in foreign currencies are remeasured into the functional currency using the applicable exchange rates prevailing at the balance sheet date. The resulting exchange gains and losses from foreign currency transactions are included in other income (loss) within the consolidated statements of comprehensive income.

The Company uses the monthly average exchange rate for the year and the exchange rates at the balance sheet date to translate the operating results and financial position, respectively, of its subsidiaries whose functional currency is other than the USD. The resulting translation differences are recorded in cumulated translation adjustments, a component of shareholders’ equity.

The exchange rate used is released by Chinese State Administration of Foreign Exchange.

(e)	Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash in bank and time deposits placed with banks or other financial institutions, which have original maturities of three months or less and are readily convertible to known amounts of cash.

(f)	Short-term investments

Short-term investments include deposits placed with banks with original maturities of more than three months but less than one year and investments in financial instruments with a variable interest rate indexed to the performance of underlying assets. In accordance with ASC 825 Financial Instruments, for investments in financial instruments with a variable interest rate indexed to performance of underlying assets, the Group elected the fair value method at the date of initial recognition and carried these investments subsequently at fair value. Changes in the fair value are reflected in the consolidated statements of comprehensive income. Interest generated from short term investments are recorded when interest payments are received at the maturity date. It is recorded as “other income” on the statement of comprehensive income and measured based on the actual amount of interest the Group received.

(g)	Fair value of financial instruments

The Group’s financial instruments consist principally of cash and cash equivalents, short-term investments, accounts receivable, other receivables, amounts due from/(to) related parties, accounts payable, other payables and warrants liabilities. The carrying value of these balances, with the exception of short-term investments (see note 2 (e)), approximates their fair value due to the current and short term nature of these balances.

(h)	Accounts receivable, net

Accounts receivable are presented net of allowance for doubtful accounts. The Group evaluates the creditworthiness of each customer at the time when services are rendered and continuously monitor the recoverability of the accounts receivable.

The Group uses specific identification method in providing for bad debts when facts and circumstances indicate that collection is doubtful and a loss is probable and estimable. If the financial conditions of its customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances might be required. The allowance for doubtful accounts is based on the best facts available and is re-evaluated and adjusted on a regular basis as additional information is received.

Some of the factors that the Group considers in determining whether a bad debt allowance is recorded on an individual customer are:

1) the customer’s past payment history and whether it fails to comply with its payment schedule;

2) whether the customer is in financial difficulty due to economic or legal factors;

3) a significant dispute with the customer has occurred;

4) the objective evidence which indicates non-collectability of the accounts receivable.

The allowances provided for Accounts Receivable as of December 31, 2013 and 2014 were USD12.1 million and USD9.4 million, respectively.

If the Group determines that an allowance is needed for a customer, the Group will discontinue business with them unless they start to resume payment. The accounts receivable is written-off when the Group ceases pursuing collection. Any changes in the estimates may cause the Group’s operating results to fluctuate.

(i)	Long-term investments

The Group holds investments in privately held companies. The Group accounts for these investments over which it has significant influence but does not own a majority equity interest or otherwise control using the equity method of accounting. For investments in an investee over which the Group does not have significant influence and of which the investee has no readily determinable fair value, the Group carries the investment using the cost method. Under the cost method, the investment is measured initially at cost. The investment carried at cost should recognize income when dividends are received from the distribution of the investee’s earnings. The Group assesses its long-term investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, operating performance of the companies, including current earnings trends and undiscounted cash flows, and other company-specific information. The fair value determination, particularly for investments in privately-held companies, requires significant judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investments and determination of whether any identified impairment is other-than-temporary. During the years ended December 31, 2012, 2013 and 2014, the Group did not impair any of its long-term investments.

(j)	Property and equipment

Property and equipment are stated at historical cost less accumulated depreciation and impairment loss, if any. Depreciation is calculated using the straight-line method over their estimated useful lives. Residual rate is determined based on the economic value of the asset at the end of the estimated useful life as a percentage of the original cost.

	Estimated useful lives	Residual rate
Servers and network equipment	5 years	5%
Computer equipment	5 years	5%
Furniture, fittings and office equipment	5 years	5%
Motor vehicles	5 years	5%
Leasehold improvements	shorter of lease term or 3 years	—

Repair and maintenance costs are expensed as incurred. Expenditures that substantially increase an asset’s useful life are capitalized. Upon sale or disposition, gain or loss on the disposal of property and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statements of operations. The cost and related accumulated depreciation are removed from the financial statements.

(k)	Goodwill

Goodwill represents the excess of the purchase price over the amounts assigned to the fair value of the assets acquired and the liabilities assumed of an acquired business.

(l)	Impairment of goodwill

Impairment of goodwill assessment is performed on at least an annual basis on December 31 or whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. According to ASC 350-20-35, an entity may assess qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount, including goodwill. But the Group selects proceed directly to perform a two-step goodwill impairment test. The first step compares the fair values of a reporting unit to its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill is not considered impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of the affected reporting unit’s goodwill to the carrying value of that goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. The judgment in estimating the fair value of a reporting unit includes estimating future cash flows, determining appropriate discount rates and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of the fair value of a reporting unit.

No goodwill impairment losses were recognized for the year ended December 31, 2014.

(m)	Intangible assets

I)	Content copyrights

Licensed copyrights of movies, TV series and variety shows (collectively “Content Copyrights”) are capitalized when 1) the cost of the content is known 2) the content has been accepted by the Group in accordance with the conditions of the license agreement and 3) the content is available for its first showing on the Group’s website. Content Copyrights are carried at cost less accumulated amortization and impairment loss, if any.

The Group has two types of Content Copyrights, 1) non- exclusive Content Copyrights and 2) exclusive Content Copyrights. With non-exclusive Content Copyrights, the Group has the right to broadcast the contents on its own websites. While, with exclusive Content Copyrights, besides the broadcasting right, the Group also has the right to sub-license these exclusive Content Copyrights to third parties.

For non-exclusive Content Copyrights, which only generates primarily indirect cash flows, the amortization method is based on the analysis of historical viewership consumption patterns. The Group determines consumption patterns by tracking the number of viewers watching the content throughout its life cycle. This information is then aggregated to come up with a viewership trend that can support an appropriate method to amortize non-exclusive Content Copyrights. The Group generally categorizes its contents in the Xunlei Kankan website into three broad categories, namely movies; TV series; and variety shows and others, which include reality shows, talent shows, talk shows and entertainment news. Prior to April 1, 2011, the Group concluded there was insufficient historical viewership data to support a demonstrative pattern in viewership of the Group’s non-exclusive Content Copyrights. Therefore, the Group has determined that a straight line method of amortization over the estimated useful lives of the related non-exclusive Content Copyright provides the right level of expenses attribution. Effective April 1, 2011, based on an accumulation of data gathered on historical viewing patterns of the non-exclusive Content Copyrights, the Group revised the method to amortize new release of non-exclusive Content Copyrights over the shorter of estimated useful lives or their respective licensing periods using an accelerated method based on consumption patterns. Estimates of the consumption patterns for these non-exclusive Content Copyrights are reviewed periodically and revised, if necessary.

Exclusive Content Copyrights generate both direct and indirect cash flows. For the portion of exclusive Content Copyrights that generate indirect cash flows, the Group uses the amortization method based on the analysis of historical viewership consumption patterns, which is the same with that of non-exclusive Content Copyright as discussed above.

For the portion of exclusive Content Copyrights that generates direct cash flows, the Group amortizes the purchase costs using an individual-film-forecast-computation method, which amortizes such costs based on the ratio of sub-licensing revenue and barter transaction gain (details described in Note 2(r)) generated for the current period to the total ultimate direct revenue estimated to be generated by the exclusive Content Copyrights for their whole license period or estimated useful lives. The Group revisits the forecast at each quarter or year end and makes adjustment, when appropriate.

II)	Other intangible assets

Other intangible assets, which include computer software, internal use software development costs, online game licenses, domain names, land use right, trademarks, technology (including right-to-use) and non-compete agreement, are carried at cost less accumulated amortization and impairment loss, if any. Exclusive game licenses are amortized using the straight-line method over their licensing period of three years. Computer software, internal use software and domain name are amortized using the straight-line method over their estimated useful life of five years. Land use right is amortized using the straight-line method over their estimated useful life of thirty years.

(n)	Impairment of long-lived assets

The Group evaluates the program usefulness of non-exclusive Content Copyrights and exclusive Content Copyrights pursuant to the guidance in ASC 920-350 Intangible—Goodwill and Other: Recognition, which provides that such rights be reported at the lower of unamortized cost or estimated net realizable value.

For non-exclusive Content Copyrights which only generate indirect cash flows, the Group evaluates the net realizable value of the content library by its three content categories (i.e. movies, TV series, variety shows and others). If management’s expectations of programming usefulness, which represents the expected revenues and related net cash flows derived from the contents, are revised downward, they assess whether it is necessary to write down the unamortized costs to estimated net realizable value. The Group evaluates programming usefulness by category on an annual basis by comparing the unamortized cost to the estimated net realizable value. On a quarterly basis, the Group also monitors whether there are indicators of changes in their expected usage of program materials.

The Group estimates net realizable value using expected net cash flows of the content based on expected future levels of advertising revenues. Such estimates consider historical amounts and anticipated levels of demand. Expected future revenues are reduced by estimated direct costs to provide access to the website and generate the related revenue, including bandwidth costs and server costs. For purposes of estimating revenues for each category of content, the Group considers both expected future advertising revenues sold based on number of impressions delivered as well as advertising sold based on the period of time that it is displayed.

For exclusive Content Copyrights that generate both direct and indirect cash flows, the Group evaluates the net realizable value of the Group’s licensed copyright on a content by content basis. Impairment is assessed on an annual basis by comparing the unamortized cost to the Group’s estimated net realizable value. The Group estimates the net realizable value using expected net cash flows based on expected future levels of advertising and content sub-licensing revenues. For expected future levels of advertising revenue, the Group uses the same estimation methodology used for the impairment assessment of non-exclusive Content Copyrights.

For both exclusive and non-exclusive Content Copyrights, there were no impairments for the years ended December 31, 2012, 2013 and 2014 because a significant portion of the contents was related to movies and TV series, of which approximately 70% to 90% of the purchase costs of the Content Copyrights had already been amortized during the first year of the licensed period. As such, the unamortized carrying amounts were lower than the respective net realizable values when the impairment assessment was performed.

For other long-lived assets, the Group evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. The Group assesses the recoverability of the long-lived assets by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to be received from use of the assets and their eventual disposition at the lowest level of identifiable cash flows. Such assets are considered to be impaired if the sum of the expected undiscounted cash flows is less than the carrying amount of the assets. If the Group identifies an impairment, the carrying value of the asset will be reduced to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. The impairment of online game license were USD nil, USD 808 thousand and USD 808 thousand as of December 31, 2012, 2013 and 2014, respectively.

(o)	Commitments and contingencies

In the normal course of business, the Group is subject to contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters. Liabilities for such contingencies are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. In regards to legal cost, the Group recorded such costs as incurred.

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Group, but which will only be resolved when one or more future events occur or fail to occur. The Group’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Group or unasserted claims that may result in such proceedings, the Group, in consultation with its legal counsel, evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Group’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable, but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable and material, would be disclosed.

(p)	Operating leases

Leases in which a significant portion of the risks and rewards of ownership are retained by the lessor are classified as operating leases. Payments made under operating lease are charged to the statements of comprehensive income on a straight-line basis over the period of the lease.

(q)	Revenue recognition

The Group generates revenues from various streams. The Group operates a prepaid virtual items system, under which, prepaid virtual items at fixed face value are sold to third parties. Virtual items purchased can be used to subscribe for membership or purchase of virtual items in online games, as discussed below. Virtual items sold but not yet consumed by the users are recorded as “Receipts in advance from customers” and upon consumption, they are recognized as membership subscription and online game revenue according to the respective prescribed revenue recognition policies addressed below.

I)	Subscription revenues

The Group operates a VIP membership program where VIP members can have access to high speed online acceleration services, online streaming and other access privileges. The membership fee is time-based and is collected up-front from subscribers except in the cases when they elect to pay via their mobile operators. The membership fee is collected when the subscribers pay for the monthly phone bills. The terms of time-based subscriptions range from one month to twelve months, with the subscribers having the option to renew the contract. The receipt of subscription fee is initially recorded as deferred revenue and revenue is recognized ratably over the period of subscription as services are rendered. Unrecognized portion beyond 12 months from balance sheet date is classified as a long-term liability. The Group evaluated the principal versus agent criteria and determined that the Group is the principal in the transaction and accordingly record revenue on a gross basis. In determining whether to report revenues gross for the amount of subscription revenue, the Group assesses whether it maintains the principal relationship with the VIP members, whether it bears the credit risk and whether it establishes prices for the end users. Service fees levied by online system, fixed phone line and mobile payment channels (“Payment Handling Fees”) are recorded as the cost of revenues in the same period as the revenue for the membership fee is recognized.

II)	Advertising revenues

Advertising revenues are derived principally from arrangements where the customers pay to place their advertisements on the Group’s platform in different formats over a particular period of time. Such formats generally includes but not limited to videos, banners, links, logos and buttons. Advertisements on the Group’s platform are generally charged on the basis of duration, and advertising contracts are signed to establish the fixed price and the advertising services to be provided. The Group enters into advertising contracts with third party advertising agencies that represents advertisers, as well as directly with advertisers. A typical contract term would range from a few days to 3 months. Both third party advertising agencies and direct advertisers are generally billed at the end of the display period and payments are due usually within 3 months.

Where the Group’s customers purchase multiple advertising spaces with different display periods in the same contract, the Group allocates the total consideration to the various advertising elements based on their relative fair values and recognizes revenue for the different elements over their respective display periods. The Group determines the fair values of different advertising elements based on the prices charged when these elements were sold on a standalone basis. The Group recognizes revenue on the elements delivered and defers the recognition of revenue for the fair value of the undelivered elements until the remaining obligations have been satisfied. Where all of the elements within an arrangement are delivered uniformly over the agreement period, the revenue is recognized on a straight line basis over the contract period.

Transactions with third party advertising agencies

For contracts entered into with third party advertising agencies, the third party advertising agencies will in turn sell the advertising services to advertisers. Revenue is recognized ratably over the contract period of display based on the following criteria:

•	There is persuasive evidence that an arrangement exists—the Group will enter into framework and execution agreements with the advertising agencies, specifying price, advertising content, format and timing

•	Price is fixed and determinable—prices charged to the advertising agencies are specified in the agreements, including relevant discount and rebate rates

•	Services are rendered—the Group recognizes revenue ratably over the contract period of display

•	Collectability is reasonably assured—the Group assesses credit history of each advertising agency before entering into any framework and execution agreements. If the collectability from the agencies is assessed as not reasonably assured, the Group recognizes revenue only when the cash is received and all the other revenue criteria are met.

The Group provides sales incentives in the forms of discounts and rebates to third party advertising agencies based on purchase volume. As the advertising agencies are viewed as the customers in these transactions, revenue is recognized based on the price charged to the agencies, net of sales incentives provided to the agencies. Sales incentives are estimated and recorded at the time of revenue recognition based on the contracted rebate rates and estimated sales volume based on historical experience.

Transactions with advertisers

The Group also enters into advertisement contracts directly with advertisers. Under these contracts, similar to transactions with third party advertising agencies, the Group recognizes revenue ratably over the contract period of display. The terms and conditions, including price, are fixed according to the contract between the Group and the advertisers. The Group also performs credit assessment of all advertisers prior to entering into contracts. Revenue is recognized based on the amount charged to the advertisers, net of discounts.

The Group has estimated and recorded sales rebates provided to the agencies and advertisers of USD 7,414 thousand , USD 7,207 thousand and USD 5,005 thousand for the years ended December 31, 2012, 2013 and 2014, respectively.

III)	Other internet value-added services

i)	Online game revenues

Users play games through the Group’s platform free of charge and are charged for purchases of virtual items including consumable and perpetual items, which can be utilized in the online games to enhance their game-playing experience. Consumable items represent virtual items that can be consumed by a specific user within a specified period of time. Perpetual items represent virtual items that are accessible to the users’ account over the life of the online game.

Pursuant to contracts signed between the Group and game developers, revenue from the sale of virtual items are shared based on a pre-agreed ratio for each game. The Group enters into both non-exclusive and exclusive licensing contracts with game developers.

Non-exclusive game licensed contracts

The games under non-exclusive licensed contracts are maintained, hosted and updated by the game developers. The Group mainly provides access to the platform and limited after-sale services to the game players. The determination of whether to record these revenues using the gross or net method is based on an assessment of various factors; the primary factors are whether the Group acts as the principal in offering services to the game players or as agent in the transaction, and the specific requirements of each contract. The Group determined that for non-exclusive game licensed arrangements, the third party game developers are the principal given that the game developers design and develop the game services offered, have reasonable latitude to establish prices of game virtual items, and are responsible for maintaining and upgrading the game content and virtual items. Accordingly, the Group records online game revenue, net of the portion remitted to the game developers.

Given that online games are managed and administered by the game developers for non-exclusive licensed games, the Group does not have access to the data on the consumption details and the types of virtual items purchased by the game players. The Group has adopted a policy to recognize revenues relating to both consumable and perpetual items over the shorter of 1) estimated lives of the games and 2) the estimated lives of the user relationship with the Group, which were approximately two to six months for the periods presented.

Adjustments arising from the changes of estimated lives of virtual items are applied prospectively as such changes are resulted from new information indicating a change in the game player behavioral patterns.

Exclusive licensing game contracts

For exclusive licensing contracts with game developers, the games are maintained and hosted by the Group. Accordingly, the Group is determined to be the principal, the Group records online game revenue on a gross basis, with the amount remitted to the game developers reported as cost of revenue. Payment Handling Fees are recognized as cost of revenues when the related revenues are recognized.

For exclusive licensed games which are maintained on the Group’s server, the Group has access to the data on the consumption details and types of virtual items purchased by the game players. The Group does not maintain information on consumption details of virtual items, and only have limited information related to the frequency of log-ons. Given that a substantial portion of the virtual items purchased by the game players in exclusive licensed games are perpetual items, management determined that it would be most appropriate to recognize revenue over the shorter of 1) estimated lives of the games and 2) the estimated lives of the user relationship with the Group, which were approximately one to three months for the periods presented. Revenues related to consumable items are recognized immediately upon consumption.

Game players can purchase prepaid virtual items which can be used to purchase virtual items via online channels. The Group incurs service fees levied by those payment channels, and such payment expenses are recorded as the cost of revenues when the related revenues are recognized.

For both non-exclusive and exclusive licensed games, the Group estimates the life of virtual items to be the shorter of the estimated lives of the games and the estimated lives of the user relationship. The estimated user relationship period is based on data collected from those users who have purchased virtual items. To estimate the life of the user relationship, the Group maintains a software system that captures the following information for each user: the date of first log-in, the date of first purchase for a virtual item, the date of last purchase for a virtual item and the date the user ceases to play the game. The Group estimates the life of the user relationship to be the average period from the first purchase of a virtual item to the date the user ceases to play the game. The estimate of the life of the user relationship is based only on the data of those users who have purchased virtual items and is made on a game-by-game basis.

To estimate the life of the games, the Group considers both games that they operate as well as games in the market that are of a similar nature. The Group categorizes these games by their nature, such as simulation games, role playing games and others, which appeal to players belonging to different demographics. The Group estimates that the life of each group of the games to be the average period from the date of launch for such games to the date the games are expected to be removed from the website or terminated altogether. When the Group launches a new game, they estimate the life of the game and user relationship based on lives of other similar games in the market until the new game establishes its own history. The Group also considers the game’s profile, attributes, target audience, and its appeal to players of different demographic groups in estimating the user relationship period.

The consideration of user relationship with each online game is based on the Group’s best estimate that takes into account all known and relevant information at the time of assessment. Adjustments arising from the changes of estimated lives of virtual items are applied prospectively as such changes are resulted from new information indicating a change in the game player behavioral patterns. Any changes in the estimates of lives of virtual items may result in the Group’s revenues being recognized on a basis different from prior periods and may cause the Group’s operating result to fluctuate. The Group periodically assesses the estimated lives of the virtual items and any changes from prior estimates are accounted for prospectively. Any adjustments arising from changes in user relationship as a result of new information will be accounted as a change in accounting estimate in accordance with ASC 250 Accounting Changes and Error Corrections.

ii)	Content sub-licensing revenue

With the exclusive Content Copyrights, the Group has the right to sub-license the broadcasting rights to third parties. The Group generates revenue from sub-licensing these broadcasting rights on a recurring basis to third party customers for cash, mainly video streaming internet platforms, for cash payments at a fixed rate for a fixed period of time that falls within the original exclusive license period. Revenue is recognized in full at the later of the delivery of the master copy of the content with acceptance acknowledged by the customers and the commencement of the license period, as the Group is not obliged to provide any other services. The Group performs credit assessment of its customers prior to entering into contracts to ensure that collection of the arrangement fee is reasonably assured. There is no ongoing obligation of the Group after delivery of the master copy of the content. The Group recognized content sub-licensing revenue of USD 15,234 thousand, USD 7,369 thousand and USD 9,218 thousand for the years ended December 31, 2012, 2013 and 2014, respectively.

iii)	Pay per view subscription revenue

The Group operates a pay per view subscription program in which subscribers pay a monthly fee to watch and have access to a collection of movie contents. The subscription fee is time-based and is collected up-front from subscribers except in the cases where they elect to pay via their mobile operators. The subscription fee is collected when the subscribers pay for their monthly phone fees. The terms of time-based subscriptions range from one month to twelve months, with the subscribers having the option to renew the contract. The receipt of revenue is initially recorded as deferred revenue and revenue is recognized ratably over the period of subscription as services are rendered.

Viewers can also pay to watch individual movies for an unlimited number of times. Revenue is recognized when the movie is broadcasted to the viewer.

iv)	Revenues from traffic referral programs

The Group enters into contracts with certain third party portals/websites to earn revenue by referencing online traffic to these third party portals/websites. On a monthly basis, the Group receives data on the user traffic and the related monthly revenue from these third party portals/ websites. Under these programs, the Group recognizes its share of revenues based on contractual rates applied to user traffic referred to the advertisements of the third parties.

(r)	Barter transactions

The Group also enters into agreements with third parties (mainly video streaming internet platform) to exchange content. The exchanged content provides rights for each respective party only to broadcast the content received on its own website; though, each party retains the right to continue broadcasting and or sub-license the rights to the content it surrendered in the exchange. These transactions are non-monetary transactions similar to barter transactions, and the Group follows ASC 845, Non-Monetary Transactions and ASC 360-10, Property, Plant, and Equipment.

Such barter transactions should be recorded at fair value of the surrendered assets in the transaction unless such fair value are not determinable within reasonable limits. The Group estimated the fair value of the content by gathering “price reference” of cash sub-licensing transactions of each exclusive content right and categorizing it into two buckets (1) cash transaction prices with established counterparties and (2) cash transaction prices with less established counterparties. With this information, the Group calculates an “average cash transaction price” for each category to be used as a reference for the non-monetary transaction. The attributable cost of the related exclusive Content Copyright surrendered is released and recorded as the cost of the barter transaction using the individual-film-forecast computation method. This method calculates such cost based on the ratio of the estimated fair value of the exchanged content over the aggregated estimated fair value to be generated by the exclusive Content Copyrights for their whole license period or estimate useful lives. The Group revisits the forecast at each quarter or year end and make adjustment, when appropriate.

The Group generated net gains amounted to USD1,556 thousand (2012:USD4,666 thousand, 2013: USD1,020 thousand) from barter transactions, which is the net amount of proceeds of USD4,428 thousand (2012:USD7,472 thousand, 2013: USD2,059 thousand), after deducting related allocation of cost of USD2,606 thousand (2012:USD2,380 thousand, 2013: USD915 thousand) and business tax and surcharge of USD266 thousand (2012:USD426 thousand, 2013: USD124 thousand).

(s)	Sales and marketing expenses

Sales and marketing expenses comprise primarily of salary, commission and benefits of sales and marketing personnel and external advertising and market promotion expenses. The external advertising and market promotion expenses amounted to approximately USD 7,951 thousand, USD 12,247 thousand and USD 13,957 thousand for the years ended December 31, 2012, 2013 and 2014, respectively.

(t)	General and administrative expenses

General and administrative expenses consist primarily of salary and benefits, professional service fees, legal expenses and other administrative expenses.

(u)	Research and development costs

The Group incurred research and development costs to develop its downloading software. Costs incurred during the research phase are expensed as incurred. Costs incurred for the development of the downloading software prior to the establishment of technological feasibility, which is when a working model is available, are expensed when incurred. The development costs qualified for capitalization have been immaterial for the periods presented.

The Group also incurred development costs in connection with an internal-use ERP software to further enhance management to monitor the business. While internal and external costs incurred during the preliminary project stage are expensed as incurred, costs relating to activities during the application development stages have been capitalized. During each of the three years ended December 31, 2014, nil software development costs were capitalized as intangible assets, respectively.

In addition, the Group incurred other research and development costs in relation to software used to support its operations. Any development costs qualified for capitalization have been immaterial for the periods presented.

(v)	Taxation and uncertain tax positions

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements’ carrying amounts of existing assets and liabilities and their respective tax bases and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the difference is expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statement of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the carrying amount of deferred tax assets if it is considered more likely than not that some portion, or all, of the deferred tax assets will not be realized. On January 1, 2007, the Group adopted the guidance regarding uncertain tax positions and evaluated its open tax positions that exist in each jurisdiction for each reporting period. If an uncertain tax position is taken or expected to be taken in a tax return, the tax benefit from that uncertain position is recognized in the Group’s consolidated financial statements if it is more likely than not that the position is sustainable upon examination by the relevant taxing authority. The Group did not have any significant uncertain tax position and there was no effect on its financial condition or results of operations as a result of implementing the new guidance. The Group recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense, if any. Nevertheless, no significant interest and penalties were recorded in the years ended December 31, 2012, 2013 and 2014.

Transition from PRC Business Tax to PRC Value Added Tax

Effective September 1, 2012, the Chinese government has begun a pilot program (the “Pilot Program”) for transition from imposing business tax to imposing of value added tax (“VAT”) for revenues generated in certain industries. The Pilot Program has been expanded from Shanghai to eight other cities and provinces in China, including Beijing and Shenzhen. The Group’s advertising and content sub-licensing revenues are subject to the Pilot Program since November 1, 2012, and its subscription revenue, online game revenue and pay per view subscription revenue are subject to the Pilot Program since June 1, 2014. Business Tax has been imposed primarily on revenues from the provision of taxable services, assignments of intangible assets and transfers of real estate. Prior to the implementation of the pilot program, the Group’s Business Tax rate, which varies depending upon the nature of the revenues being taxed, generally ranged from 3% to 5%.

VAT payable on goods sold or taxable labor services provided by a general VAT taxpayer for a taxable period is the net balance of the output VAT for the period after crediting the input VAT for the period. Before the implementation of the Pilot Program, the Group was mainly subject to a small amount of VAT mainly for revenues of the sale of software. VAT has been imposed on those revenues at a rate of 17%. With the implementation of the Pilot Program, in addition to the revenues currently subject to VAT, the Group’s advertising and content sub-licensing revenues, subscription revenue, online game revenue and pay per view subscription revenue are in the scope of the Pilot Program and are now subject to VAT at a rate of 6%.

(w)	Retirement benefits

Full-time employees of the Company’s subsidiaries, consolidated VIE and its subsidiaries in the PRC participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the subsidiaries and VIEs of the Company make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which are expensed as incurred, were USD1,930 thousand, USD3,243 thousand and USD 3,818 thousand for the years ended December 31, 2012, 2013 and 2014, respectively.

(x)	Share-based compensation

The Group measures share-based compensation at the grant date based on the fair value of the award determined using the Black-Scholes option pricing model. As the Group has granted share options and restricted shares with service-only condition, the Group elected to recognize compensation costs net of estimated forfeitures on a straight line basis over the requisite service period, which is generally the same as the vesting period. The amount of compensation cost recognized at any date is at least equal to the portion of the grant-date value of the award that is vested at that date.

(y)	Government subsidies

The Group receives subsidies from the local PRC government for general use or purchase of equipment. General-use subsidies which are not subject to any conditions or specific use requirements are recorded as subsidy income in the consolidated statements of operations. Subsidies for purchase of equipment are recorded as deferred government grant when received, and are recorded as other income over the expected useful life of the assets after the related equipment has been purchased.

(z)	Segment reporting

The Group’s Chief Executive Officer has been identified as the chief operating decision maker (“CODM”), who reviews consolidated operating results of the Group when making decisions about allocating resources and assessing performance of the Group as a whole. The Group has internal reporting of revenue, cost and expenses that does not distinguish between segments, and reports costs and expense by nature as a whole. The Group does not distinguish between markets or segments for the purpose of internal reporting. Management has determined that the Group operates and manages its business as a single segment which is the operation of its online media platform. All revenues of the Group are derived from mainland China.

An analysis of the different types of revenues for the years ended December 31, 2012, 2013 and 2014 are summarized as follows:

	Years ended December 31,
(In thousands)	2012	2013	2014
Subscription revenue	51,055	86,733	98,189
Advertising revenue	61,795	48,028	38,378
Other internet value-added services (note a)	35,350	45,483	46,320

Total	148,200	180,244	182,887

note a:	Other internet value-added services mainly comprise online game revenue, content sub-licensing revenue, pay per view subscription revenue, revenue from traffic referral programs, technical services regarding online acceleration, online sales revenue, online game subscription revenue and sales of software licenses.

(aa)	Net income / (loss) per share

Basic income / (loss) per share is computed by dividing net income / (loss) attributable to holders of common shares by the weighted-average number of common shares outstanding during the year using the two class method. Using the two class method, net income / (loss) is allocated between common shares and other participating securities based on their participating rights.

Diluted income / (loss) per share is calculated by dividing net income / (loss) attributable to common shareholders as adjusted for the effect of dilutive common equivalent shares, if any, by the weighted-average number of common and dilutive common equivalents shares outstanding during the year. Dilutive equivalent shares are excluded from the computation of diluted income / (loss) per share if their effects would be anti-dilutive. Common share equivalents consist of the common shares issuable in connection with the Group’s convertible non-redeemable and redeemable preferred shares using the if-converted method, and common shares issuable upon the conversion of the stock options, using the treasury stock method.

(bb)	Comprehensive income

Comprehensive income is defined as the change in equity of a Group during the period from transactions and other events and circumstances excluding transactions resulting from investments from shareholders and distributions to shareholders. Accumulated other comprehensive income, as presented on the accompanying consolidated balance sheets, consists of cumulative translation adjustment.

(cc)	Profit appropriation and statutory reserves

The Group’s subsidiaries, consolidated VIE and its subsidiaries incorporated in the PRC are required on an annual basis to make appropriations of retained earnings set at certain percentage of after-tax profit determined in accordance with PRC accounting standards and regulations (“PRC GAAP”). Appropriation to the statutory general reserve should be at least 10% of the after-tax net income determined in accordance with the legal requirements in the PRC until the reserve is equal to 50% of the entities’ registered capital. The Group is not required to make appropriation to other reserve funds and the Group does not have any intentions to make appropriations to any other reserve funds.

The general reserve fund can only be used for specific purposes, such as setting off the accumulated losses, enterprise expansion or increasing the registered capital. Appropriations to the general reserve funds are classified in the consolidated balance sheets as statutory reserves.

There are no legal requirements in the PRC to fund these reserves by transfer of cash to restricted accounts, and the Group does not do so.

The following table presents the balances of registered capital, additional paid-in-capital and statutory reserves of entities within the Group incorporated in China as of December 31, 2013 and 2014 for the Group’s reporting purpose in China as determined under generally accepted accounting principles in China:

(In thousands)	December 31, 2013	December 31, 2014
Registered capital	44,532	54,467
Additional paid-in capital	161	161
Statutory reserves	4,478	5,132

Total	49,171	59,760

Relevant laws and regulations permit payments of dividends by the PRC subsidiaries and affiliated companies only out of their retained earnings, if any, as determined in accordance with respective accounting standards and regulations. Accordingly, the above balances are not allowed to be transferred to the Company in terms of cash dividends, loans or advances (See also Note 26).

(dd)	Dividends

Dividends are recognized when declared. No dividends were declared for the years ended December 31, 2012, 2013 and 2014, respectively. The Group does not have any present plan to pay any dividends on common shares in the foreseeable future. The Group currently intends to retain the available funds and any future earnings to operate and expand its business.

(ee)	Recent accounting pronouncements

In March 2013, the FASB issued guidance on “Foreign Currency Matters, Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity.” The amendments clarify the applicable guidance for the de-recognition of all or a portion of a cumulative translation adjustment when an entity ceases to have a controlling financial interest in a subsidiary or group of assets that is a non-profit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity or when other changes stipulated occur and involve a foreign entity. The amendments are effective prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013. The adoption of this Accounting Standard Update (ASU) did not have a material impact on the Company’s consolidated financial statements.

In March 2013, the FASB also issued guidance on “Income Taxes—Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists.” The amendments clarify that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss, similar tax loss, or tax credit carryforward, except as noted in the following sentence. To the extent a net operating loss, similar tax loss, or tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such a purpose, then under this exception the unrecognized tax benefit is to be presented in the financial statements as a liability and should not be combined with (netted with) the deferred tax asset(s). The assessment of whether a deferred tax asset is “available” is based on the unrecognized tax benefit and deferred tax asset amounts that exist at the reporting date and should be made presuming disallowance of the tax position at the reporting date. The amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements.

In April 2014, the FASB issued Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, which changes the threshold for reporting discontinued operations and adds new disclosures. The new guidance defines a discontinued operation as a disposal that “represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results.” The standard is required to be adopted by public business entities in annual periods beginning on or after December 15, 2014, and interim periods within those annual periods. Entities may “early adopt” the guidance for new disposals. The Company does not expect the adoption of this pronouncement to have a significant impact on its consolidated financial statements.

On May 28, 2014, the FASB and IASB issued their long-awaited converged standard on the recognition of revenue from contracts with customers. The standard will improve the financial reporting of revenue and improve comparability of the top line in financial statements globally. The FASB is amending the FASB Accounting Standards Codification and creating a new Topic 606, Revenue from Contracts with Customers, to supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the Codification. Additionally, the amendments supersede some cost guidance included in Subtopic 605-35, Revenue Recognition—Construction-Type and Production-Type Contracts. For a public entity, the amendments are effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early application is not permitted. The Company is currently evaluating the impact on its consolidated financial statements of adopting this guidance.

In June 2014, under ASC 718, Compensation—Stock Compensation, the FASB issued Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. These amendments apply to all reporting entities that grant their employees share-based payments in which the terms of the award provide that a performance target that affects vesting could be achieved after the requisite service period. That is the case when an employee is eligible to retire or otherwise terminate employment before the end of the period in which a performance target could be achieved and still be eligible to vest in the award if and when the performance target is achieved. For all entities, the amendments are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. The Company does not expect the adoption of this pronouncement to have a significant impact on its consolidated financial statements.

In August 2014, the FASB issued Presentation of Financial Statements – Going Concern. This standard requires management to evaluate for each annual and interim reporting period whether it is probable that the reporting entity will not be able to meet its obligations as they become due within one year after the date that the financial statements are issued. If the entity is in such a position, the standard provides for certain disclosures depending on whether or not the entity will be able to successfully mitigate its going concern status. This guidance is effective for annual periods ending after December 15, 2016 and interim periods within annual periods beginning after December 15, 2016. Early application is permitted. The Company does not expect the adoption of this pronouncement to have a significant impact on its consolidated financial statements.

On February 18, 2015, the FASB issued Accounting Standards Update 2015-02, Consolidation (Topic 810) –Amendments to the Consolidation Analysis. The new guidance applies to entities in all industries and provides a new scope exception to registered money market funds and similar unregistered money market funds. It provide new guidance to companies in determining whether an entity is a variable interest entity (VIE), assessing fees paid to a decision maker or a service provider, and consideration of related parties in the economics test. The standard is effective for public business entities for annual periods beginning after December 15, 2015. The company is in the process of assessing the impact of this new guidance.